UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
----------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

----------

Date of Report (Date of earliest event reported): June 21, 2012

COMMUNITY FIRST BANCORPORATION

Incorporated under the	Commission File No. 000-29640	I.R.S. Employer
laws of South Carolina		Identification No.
58-2322486

449 Highway 123 Bypass
Seneca, South Carolina 29678

Telephone: (864) 886-0206

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on June 21, 2012.  At that meeting four directors were elected to each serve three year terms.  The voting results were as follows:

Name	FOR	WITHHOLD	BROKER NON-VOTES
Larry S. Bowman, M.D.	2,292,220	1,585	1,045,030
William M. Brown	2,292,220	1,585	1,045,030
John R. Hamrick	2,291,812	1,993	1,045,030
Frederick D. Shepherd, Jr.	2,283,462	10,343	1,045,030

The following directors’ terms of office continue after the Annual Meeting:

Robert H. Edwards (2013), Gary V. Thrift (2013), James E. McCoy (2014), James E. Turner (2014), Charles L. Winchester  (2014)

No vote on executive compensation was required at the 2012 Annual Meeting because the Company is a smaller reporting company as defined in 12 C.F.R. 240.12b-2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMMUNITY FIRST BANCORPORATION
(Registrant)

Date: June 22, 2012	By: /s/ Frederick D. Shepherd, Jr.
Frederick D. Shepherd, Jr.
President